Filed Pursuant to Rule 497(e)

Registration Nos: 002-86188

033-52742

333-08653

Anchor Series Trust

SunAmerica Series Trust

Seasons Series Trust

(each, a “Trust,” and collectively, the “Trusts”)

Supplement dated May 28, 2014 to each Trust’s Statement of Additional Information,

as supplemented and amended to date

Effective May 20, 2014, Gregory R. Kingston was elected Treasurer of the Trusts, replacing Donna M. Handel. Accordingly, all references to Ms. Handel as Treasurer of the Trusts are hereby deleted, and shall refer instead to Mr. Kingston. In addition, Ms. Handel’s information in the officer table in each Trust’s Statement of Additional Information, is deleted in its entirety. Mr. Kingston’s information in the officer table in each Trust’s Statement of Additional Information is replaced with the following information:

Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Gregory R. Kingston Age: 48	Treasurer	2014 to Present	Vice President, SunAmerica (2001 to 2014); Assistant Treasurer (2002 to 2014).	N/A	N/A

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.